LEGG MASON PARTNERS VARIABLE EQUITY TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED DECEMBER 17, 2021

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF EACH FUND LISTED IN SCHEDULE A

For each fund listed in Schedule A, effective on or about February 22, 2022, you can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by calling the fund at 1-877-6LM-FUND/656-3863, or by writing to the fund at Legg Mason Funds, P.O. Box 33030, St. Petersburg, FL 33722-8030. You should continue to contact your insurance company or retirement plan administrator for questions about your insurance contract or retirement plan investment.

In addition, the following changes will be effective on or about February 22, 2022.

1a) For each fund listed in Schedule A, the following replaces the section titled “Share transactions- Frequent trading of fund shares” in each fund’s Prospectus:

Frequent Trading Policy

The Board has adopted the following policies and procedures with respect to frequent trading (Frequent Trading Policy):

Frequent trading generally. The fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of fund shares, often referred to as “frequent trading,” and asks its fund of fund investors and participating life insurance companies (“Insurers”) for their cooperation in trying to discourage such activity in their separate accounts by contract holders and their service agents. The fund intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the fund manager or transfer agent such trading may interfere with the efficient management of the fund’s portfolio, may materially increase the fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the fund and its shareholders.

The Frequent Trading Policy applies to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, and accounts held through intermediaries such as insurance company separate accounts, where the intermediary holds fund shares for a number of its customers in one account.

Frequent trading consequences. If information regarding trading activity in the fund or in any other Franklin Templeton affiliated fund or non-Franklin Templeton affiliated fund is brought to the attention of the fund’s investment manager or transfer agent and based on that information the fund or its investment manager or transfer agent in their sole discretion conclude that such trading may be detrimental to the fund as described in this Frequent Trading Policy, the fund may temporarily or permanently bar future purchases into the fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which a shareholder may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the fund and any other mutual fund). In determining what actions should be taken, the fund’s transfer agent may consider a variety of factors, including the potential impact of such remedial actions on the fund or its shareholders. If the fund is a “fund of funds,” the fund’s transfer agent may take into account the impact of the trading activity and of any proposed remedial action on both the fund and the underlying funds in which the fund invests.

In considering trading activity, the fund may consider, among other factors, trading history both directly and, if known, through financial intermediaries, in the fund, in other Franklin Templeton affiliated funds, in non-Franklin Templeton affiliated mutual funds, or in accounts under common control or ownership.

Frequent trading through Insurers. An Insurer’s order for purchases and/or redemptions pursuant to a contract holder’s instructions (including purchases and/or redemptions by an exchange or transfer between the fund and any mutual fund) are submitted pursuant to aggregated orders (Aggregated Orders). A fund of fund’s order for purchases and/or redemptions pursuant to its investors’ instructions are also submitted pursuant to Aggregated Orders. While the fund will encourage Insurers and funds of funds to apply the fund’s Frequent Trading Policy to their investors, the fund is limited in its ability to monitor the trading activity or enforce the fund’s Frequent Trading Policy because Insurers and funds of funds have the relationships with, and are responsible for maintaining the account records of, the individual investors. For example, should it occur, the fund may not be able to detect frequent trading that may be facilitated by financial intermediaries or made difficult to identify in the Aggregated Orders used by Insurers and fund of fund investors.

Therefore, the fund or its agent selectively monitor the Aggregated Orders used by Insurers and fund of fund investors for purchases, exchanges and redemptions in respect of all their investors and seek the cooperation of Insurers and fund of fund investors to apply the fund’s Frequent Trading Policy. There may be legal and technological limitations on the ability of an Insurer or fund of fund to impose trading restrictions and to apply the fund’s Frequent Trading Policy to their investors through such methods as implementing short-term trading limitations or restrictions, assessing the fund’s redemption fee (if applicable) and monitoring trading activity for what might be frequent trading. As a result, the fund may not be able to determine whether trading by Insurers or funds of funds in respect of their investors is contrary to the fund’s Frequent Trading Policy.

Risks from frequent trading. Depending on various factors, including the size of the fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades and the types of securities in which the fund typically invests, short-term or frequent trading may interfere with the efficient management of the fund’s portfolio, increase the fund’s transaction costs, administrative costs and taxes and/or impact fund performance.

In addition, if the nature of the fund’s portfolio holdings exposes the fund to “arbitrage market timers,” the value of the fund’s shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices. Arbitrage market timing occurs when an investor seeks to take advantage of the possible delay between the change in the value of a mutual fund’s portfolio holdings and the reflection of the change in the fund’s net asset value per share. A fund that invests significantly in foreign securities may be particularly vulnerable to arbitrage market timing. Arbitrage market timing in foreign investments may occur because of time zone differences between the foreign markets on which the fund’s international portfolio securities trade and the time as of which the fund’s NAV is calculated. Arbitrage market timers may purchase shares of the fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

Since the fund may invest significantly in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid (relatively illiquid securities), the fund may be particularly vulnerable to arbitrage market timing. An arbitrage market timer may seek to take advantage of a possible differential between the last available market prices for one or more of these relatively illiquid securities that are used to calculate the fund’s net asset value and the latest indications of market values for those securities. One of the objectives of the fund’s fair value pricing procedures is to minimize the possibilities of this type of arbitrage market timing.

The fund is currently using several methods to reduce the risk of frequent trading. These methods include:

•	seeking the cooperation of Insurers and funds of funds to assist the fund in identifying potential frequent trading activity;

•	committing staff to selectively review on a continuing basis recent trading activity in order to identify trading activity that may be contrary to the fund’s Frequent Trading Policy;

•	monitoring potential price differentials following the close of trading in foreign markets to determine whether the application of fair value pricing procedures is warranted; and

•	seeking the cooperation of financial intermediaries to assist the fund in identifying frequent trading activity.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the fund seeks to make judgments and applications that are consistent with the interests of the fund’s shareholders. There is no assurance that the fund or its agents will gain access to any or all information necessary to detect frequent trading in Insurers’ separate accounts. While the fund will seek to take actions (directly and with the assistance of Insurers) that will detect frequent trading, it cannot represent that such trading activity can be minimized or completely eliminated.

Revocation of frequent trading trades. Transactions placed in violation of a fund’s Frequent Trading Policy or exchange limit guidelines are not necessarily deemed accepted by the fund and may be cancelled or revoked by the fund, in full or in part, as soon as practicable following receipt by the fund and prompt inquiry of the intermediary.

2a) For each fund listed in Schedule A, the following replaces the second paragraph of the section titled “Custodian and Transfer Agent” in each fund’s SAI:

Franklin Templeton Investor Services, LLC (Investor Services) is the Fund’s shareholder servicing agent and acts as the Fund’s transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send correspondence relating to the Fund to Investor Services at P.O. Box 33030, St. Petersburg, FL 33733-8030.

Under the terms of its servicing contract with the Fund, Investor Services may receive a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON PARTNERS VARIABLE EQUITY TRUST

ClearBridge Variable Aggressive Growth Portfolio	May 1, 2021
ClearBridge Variable Appreciation Portfolio	May 1, 2021
ClearBridge Variable Dividend Strategy Portfolio	May 1, 2021
ClearBridge Variable Large Cap Growth Portfolio	May 1, 2021
ClearBridge Variable Large Cap Value Portfolio	May 1, 2021
ClearBridge Variable Mid Cap Portfolio	May 1, 2021
ClearBridge Variable Small Cap Growth Portfolio	May 1, 2021
Franklin Multi-Asset Dynamic Multi-Strategy VIT	May 1, 2021
Franklin Multi-Asset Variable Conservative Growth Fund	May 1, 2021
Franklin Multi-Asset Variable Growth Fund	May 1, 2021
Franklin Multi-Asset Variable Moderate Growth Fund	May 1, 2021
Franklin Templeton Aggressive Model Portfolio	May 1, 2021
Franklin Templeton Conservative Model Portfolio	May 1, 2021
Franklin Templeton Moderate Model Portfolio	May 1, 2021
Franklin Templeton Moderately Aggressive Model Portfolio	May 1, 2021
Franklin Templeton Moderately Conservative Model Portfolio	May 1, 2021

LEGG MASON PARTNERS VARIABLE INCOME TRUST

Western Asset Core Plus VIT Portfolio	May 1, 2021
Western Asset Variable Global High Yield Bond Portfolio	May 1, 2021

Please retain this supplement for future reference.

LMFX713675

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